Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of September 30, 2021

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 30, 2021 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 12 commercial properties with a book value of approximately $126 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, ND
Employees	20

Portfolio Summary (Number / Square Footage)
Office	7 properties / 574,261 sq. ft.
Retail	4 properties / 121,052 sq. ft.
Industrial	1 property / 150,030 sq. ft.
Model Homes (1)	6 funds / 85 homes

Portfolio Value & Debt
Book Value	$126 million (2)
Existing Secured Debt	$90 million

(1)	The Company holds partial ownership interests in several entities which own model home properties

(2)	Includes book value of model homes

COMMERCIAL PORTFOLIO

Property Location ($ in 000s)	Sq. Ft.	Date Acquired	Year Property Constructed	Purchase Price (1)	Occupancy	Percent Ownership	Mortgage Outstanding
Office/Industrial Properties:
Genesis Plaza, San Diego, CA (2)(3)	57,807	08/10	1989	10,000	75%	65.6%	6,196
Dakota Center, Fargo, ND	119,434	05/11	1982	9,575	57%	100.0%	9,734
Grand Pacific Center, Bismarck, ND	93,058	04/14	1976	5,350	72%	100%	3,650
Arapahoe Service Center II, Centennial, CO	79,023	12/14	2000	11,850	100%	100.0%	7,812
West Fargo Industrial, West Fargo, ND	150,030	08/15	1998/2005	7,900	89%	100%	4,177
300 N.P., West Fargo, ND	34,517	08/15	1922	3,850	67%	100%	2,243
One Park Centre, Westminster, CO	69,174	08/15	1983	9,150	100%	100.0%	6,305
Shea Center II, Highlands Ranch, CO	121,301	12/15	2000	25,325	96.8%	97%	17,559
Total Office/Industrial Properties	724,344			$83,000	82.1%		$57,677

Retail Properties:
World Plaza, San Bernardino, CA (4)	55,810	09/07	1974	7,650	100.0%	100.0%	—
Union Town Center, Colorado Springs, CO	44,042	12/14	2003	11,212	76%	100.0%	8,198
Research Parkway, Colorado Springs, CO	10,700	8/15	2003	2,850	100.0%	100.0%	1,720
Mandolin, Houston, TX	10,500	8/21	2021	4,892	100.0%	61.3%	1,558
Total Retail Properties	121,052			$26,604	94.0%		$11,475

Total Commercial Properties	845,396			$109,604	92%		$69,152

(1)	Prior to January 1, 2009, “Purchase Price” includes our acquisition related costs and expenses for the purchase of the property. After January 1, 2009, acquisition related costs and expenses were recognized as expense when incurred.

(2)	Approximately 9,224 square feet, or 16.0% of this property, is occupied by us as our corporate offices and related parties.

(3)	This property is owned by two tenants-in-common, each of which owns 57% and 43%, respectively, and we beneficially own an aggregate interest of 76.4%.

(4)	This property is classified as held for sale as of September 30, 2021.

MODEL HOMES PORTFOLIO

Region	No. of Properties	Aggregate Square Feet	Approximate % of Aggregate Square Feet	Current Annual Base Rent	Approximate % of Aggregate Annual Rent	Purchase Price	Current Mortgage Balance
Southwest	79	237,416	92.95%	$2,206,128	91.70%	$29,126,974	$19,032,335
Southeast	3	8,201	3.21%	61,528	2.56%	736,700	541,592
Northeast	2	6,153	2.41%	80,844	3.36%	898,250	610,211
Midwest	1	3,663	1.43%	57,420	2.39%	638,000	401,234
Total	85	255,433	100%	$2,405,920	100%	$31,399,924	$20,585,372

CONSOLIDATED BALANCE SHEET

	September 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$18,082,521	$18,827,000
Buildings and improvements	110,786,670	115,409,423
Tenant improvements	12,466,083	11,960,018
Lease intangibles	4,110,139	4,110,139
Real estate assets and lease intangibles held for investment, cost	145,445,413	150,306,580
Accumulated depreciation and amortization	(29,564,702)	(26,551,789)
Real estate assets and lease intangibles held for investment, net	115,880,711	123,754,791
Real estate assets held for sale, net	10,006,947	42,499,176
Real estate assets, net	125,887,658	166,253,967
Cash, cash equivalents and restricted cash	27,816,296	11,540,917
Deferred leasing costs, net	1,258,134	1,927,951
Goodwill	2,423,000	2,423,000
Other assets, net	4,449,538	3,422,781
TOTAL ASSETS	$161,834,626	$185,568,616
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$86,061,131	$94,664,266
Mortgage notes payable related to properties held for sale, net	194,549	25,365,430
Mortgage notes payable, total net	86,255,680	120,029,696
Note payable, net	—	7,500,086
Accounts payable and accrued liabilities	4,704,493	5,126,199
Accrued real estate taxes	1,508,006	2,548,686
Dividends payable preferred stock	179,685	—
Lease liability, net	82,439	102,323
Below-market leases, net	86,852	139,045
Total liabilities	92,817,155	135,446,035
Commitments and contingencies (Note 9)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 920,000 and 0 shares issued and outstanding (liquidation preference $25.00 per share) as of September 30, 2021 and December 31, 2020, respectively	9,200	—
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 11,490,230 shares and 9,508,363 shares were issued and outstanding at September 30, 2021 and December 31, 2020, respectively	114,902	95,038
Additional paid-in capital	185,727,368	156,463,146
Dividends and accumulated losses	(128,207,540)	(121,674,505)
Total stockholders’ equity before noncontrolling interest	57,643,930	34,883,679
Noncontrolling interest	11,373,541	15,238,902
Total equity	69,017,471	50,122,581
TOTAL LIABILITIES AND EQUITY	$161,834,626	$185,568,616

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Rental income	$4,185,212	$5,433,303	$14,216,234	$18,098,514
Fees and other income	190,967	230,265	675,283	715,609
Total revenue	4,376,179	5,663,568	14,891,517	18,814,123
Costs and expenses:
Rental operating costs	1,414,518	2,108,621	4,739,256	6,489,547
General and administrative	1,479,261	1,366,380	4,361,297	3,996,696
Depreciation and amortization	1,306,874	1,626,917	4,104,018	4,823,673
Impairment of real estate assets	—	—	300,000	845,674
Total costs and expenses	4,200,653	5,101,918	13,504,571	16,155,590
Other income (expense):
Interest expense-mortgage notes	(1,030,883)	(1,439,771)	(3,542,940)	(4,605,175)
Interest expense - note payable	—	(704,189)	(279,373)	(2,365,987)
Interest and other (expense), net	(13,886)	(12,270)	(67,329)	(10,865)
Gain on sales of real estate, net	627,322	332,714	2,060,336	656,975
Gain on extinguishment of government debt	—	—	10,000	—
Income tax expense	(182,607)	(122,602)	(471,506)	(257,602)
Total other expense, net	(600,054)	(1,946,118)	(2,290,812)	(6,582,654)
Net loss	(424,528)	(1,384,468)	(903,866)	(3,924,121)
Less: Income attributable to noncontrolling interests	(427,303)	(363,777)	(1,759,608)	(854,070)
Net loss attributable to Presidio Property Trust, Inc. stockholders	$(851,831)	$(1,748,245)	$(2,663,474)	$(4,778,191)
Less: Preferred Stock Series D dividends	(539,056)	—	(634,892)	—
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(1,390,887)	$(1,748,245)	$(3,298,366)	$(4,778,191)

Net income (loss) per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(0.13)	$(0.20)	$(0.33)	$(0.54)

Weighted average number of common shares outstanding - basic & diluted	10,833,847	8,922,525	9,955,046	8,900,547

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(903,866)	$(3,924,121)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,104,018	4,823,673
Stock compensation	867,903	541,865
Bad debt expense	52	93,958
Gain on sale of real estate assets, net	(2,060,336)	(656,975)
Gain on extinguishment of government debt	(10,000)	—
Net change in fair value marketable securities	37,673	—
Impairment of real estate assets	300,000	845,674
Accretion of original issue discount	—	1,013,405
Amortization of financing costs	431,806	992,705
Amortization of above-market leases	42,064	38,012
Amortization of below-market leases	(46,481)	(122,439)
Straight-line rent adjustment	(215,655)	67,732
Changes in operating assets and liabilities:
Other assets	633,354	2,171,813
Accounts payable and accrued liabilities	(1,014,848)	(1,974,401)
Accrued real estate taxes	(1,040,680)	(1,014,760)
Net cash provided by operating activities	1,125,004	2,896,141
Cash flows from investing activities:
Real estate acquisitions	(7,758,066)	(8,996,248)
Additions to buildings and tenant improvements	(1,122,051)	(2,510,152)
Investment in marketable securities	(2,682,192)	—
Proceeds from sale of marketable securities	1,032,297	—
Additions to deferred leasing costs	(97,932)	(137,961)
Proceeds from sales of real estate, net	47,906,909	33,810,274
Net cash provided by investing activities	37,278,965	22,165,913
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	8,003,807	13,339,739
Repayment of mortgage notes payable	(41,862,782)	(32,399,522)
Repayment of note payable	(7,675,598)	(5,224,402)
Payment of extension costs, note payable	—	(351,025)
Payment of deferred offering costs	(572,458)	(435,736)
Distributions to noncontrolling interests, net	(5,624,969)	(358,357)
Issuance of Common Stock Series A, net of offering costs	8,871,879	—
Issuance of Preferred Stock Series D, net of offering costs	20,489,803	—
Repurchase of common stock, at cost	(68,396)	(18,000)
Dividends paid to preferred stockholders	(455,207)	—
Dividends paid to common stockholders	(3,234,669)	—
Net cash used in financing activities	(22,128,590)	(25,447,303)
Net increase (decrease) in cash equivalents and restricted cash	16,275,379	(385,249)
Cash, cash equivalents and restricted cash - beginning of period	11,540,917	10,391,275
Cash, cash equivalents and restricted cash - end of period	$27,816,296	$10,006,026
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$3,407,689	$4,542,959
Interest paid-notes payable	$103,861	$604,679
Non-cash financing activities:
Issuance of stock for limited partnership interests	$—	$1,247,990
Dividends payable - Preferred Stock Series D	$179,685	$—

EBITDAre RECONCILIATION

	For the Three Months Ended		For the Nine Months Ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(1,390,887)	$(1,748,245)	$(3,298,366)	$(4,778,191)
Adjustments:
Interest Expense	1,030,883	2,143,960	3,822,313	6,971,162
Depreciation and Amortization	1,300,852	1,600,735	4,099,601	4,739,246
Asset Impairments	—	—	300,000	845,674
Net Loss on Sales of RE	(627,322)	(332,714)	(2,060,336)	(656,975)
Gain Extinguishment of Government Debt	—	—	(10,000)	—
Income Taxes	182,607	122,602	471,506	257,602

EBITDAre	$496,133	$1,786,338	$3,324,718	$7,378,518

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended		For the Nine Months Ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(1,390,887)	$(1,748,245)	$(3,298,366)	$(4,778,191)
Adjustments:
Income attributable to noncontrolling interests	427,303	363,777	1,759,608	854,070
Depreciation and amortization	1,306,874	1,626,917	4,104,018	4,823,673
Amortization of above and below market leases, net	(6,022)	(26,182)	(4,417)	(84,427)
Impairment of real estate assets	—	—	300,000	845,674
Loss (gain) on sale of real estate assets, net	(627,322)	(332,714)	(2,060,336)	(656,975)
FFO	$(290,054)	$(116,447)	$800,507	$1,003,824
Restricted stock compensation	285,704	180,622	867,903	541,865
Core FFO	$(4,350)	$64,175	$1,668,410	$1,545,689

Weighted average number of common shares outstanding - basic and diluted	10,833,847	8,922,525	9,955,046	8,900,547

Core FFO / Wgt Avg Share	$(0.00)	$0.01	$0.17	$0.17

SAME STORE ANALYSIS

	For the Three Months Ended September 30,		Variance
	2021	2020		%
Rental revenues	$3,678,124	$3,552,605	$125,519	3.5%
Rental operating costs	1,531,030	1,487,900	43,130	2.9%
Same Store Net operating income	$2,147,094	$2,064,705	$82,389	5.7%

Operating Ratios:
Number of same properties	11	11
Occupancy, end of period	82.7%	86.1%		(3.4)%
Operating costs as a percentage of total revenues	41.6%	41.9%		(0.3)%

	For the Nine Months Ended September 30,		Variance
	2021	2020		%
Rental revenues	$11,143,337	$11,369,041	$(225,704)	(2.0)%
Rental operating costs	4,443,608	4,534,593	(90,985)	(2.0)%
Same Store Net operating income	$6,699,729	$6,834,448	$(134,719)	(1.5)%

Operating Ratios:
Number of same properties	11	11
Occupancy, end of period	82.7%	86.1%		(3.4)%
Operating costs as a percentage of total revenues	39.9%	39.9%		0.0%

SEGMENT DATA

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO, a non-GAAP measure, by using FFO as defined by NAREIT and adjusting for certain other non-core items. We also exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.

Same Store Net Operating Income (“Same Store NOI”) – Same Store NOI, a non-GAAP measure, is calculated as the net operating income attributable to the properties continuously owned and operated for the entirety of the reporting periods presented. The Company’s definition of Same Store NOI excludes properties that were not stabilized during both of the applicable reporting periods. These exclusions may include, but are not limited to, acquisitions, dispositions and properties undergoing repositioning or significant renovations.

The Company evaluates the performance of its same-store property operating results based upon net operating income from continuing operations, which is a non-GAAP supplemental financial measure. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other operating income) less property and related expenses (property operating expenses, real estate taxes, insurance and provision for bad debt) less interest expense. NOI excludes certain items that are not considered to be controllable in connection with the management of an asset such as non-property income and expenses, depreciation and amortization, asset management fees and corporate general and administrative expenses. The Company believes that net income is the GAAP measure that is most directly comparable to NOI; however, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above.

We believe Same Store NOI, a non-GAAP measure, is an important measure of comparison because it allows for comparison of operating results of stabilized properties owned and operated for the entirety of both applicable periods and therefore eliminates variations caused by acquisitions, dispositions or repositioning during such periods. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs.